SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO.1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 1, 1997


                          THERMACELL TECHNOLOGIES, INC

             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 0-21279

          FLORIDA                                           59-3223708
-------------------------------                         -------------------
(State of Other Jurisdiction of                          (I.R.S. Employer
 Incorporation or Organization)                          Identification No.)

                       5419 Provost Dr., Holiday, FL 34690
                    (Address of Principal Executive Offices)

                                 (813) 938-3269
                           (Issuer's Telephone Number)



        Check whether the issuer:  (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such a shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

          Yes X   No
             ---    ---

               The number of shares outstanding of the Issuer's Common Stock, $.0001 par Value, as of August 31, 1997 was 2,859,551

               Transitional Small Business Disclosure Format:

          Yes    No X
             ---   ---

Item 7           Financial Statements and Exhibits

               (a) Financial Statement of Business Acquired.

          The audited financial statements for Atlas Chemical Company for each of the two years in the period ending June 30, 1997..Pages F-1 - F-12

               (b) Pro-forma financial information.

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

          Pro Forma Condensed Balance Sheet at May 31, 1997............Page G-1
          Pro Forma Condensed Consolidated Income Statement for Six
            Months Ended May 31, 1997..................................Page G-2
          Notes to Pro Forma Income Statement and Balance Sheet Data...Page G-3

Pursuant to a Stock Purchase Agreement dated July 29, 1997 (the Agreement), the Registrant acquired a paint manufacturing business in Miami, Florida, Atlas Chemical Company, a Florida corporation (ATLAS), for approximately $1,067,000 in cash. The acquired business was merged into a separate surviving subsidiary of the Registrant. The Registrant intends to continue the acquired operations through its subsidiary.

A Form 8-K dated August 1, 1997 has previously been filed related to this acquisition.

The unaudited pro forma financial statements as of and for the six months ended May 31, 1997 have been prepared based on historical data of the Registrant, as adjusted to reflect the acquisition of ATLAS as if each such agreement and merger had been effective December 1, 1996. The pro forma income statement data may not be indicative of the future results of operations or what the actual results of operations would have been had the acquisition described above been effective earlier.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             THERMACELL TECHNOLOGIES, INC.

                                             /s/ Gerald Couture
                                             -------------------------------
                                             Vice-President, Finance and
                                             Chief Financial Officer

Dated:    October 14, 1997

                               ATLAS CHEMICAL CO.

                                    Contents


                                                                       Page
                                                                       ----
Report of Independent Certified Public Accountants                      F-2

Balance Sheet                                                        F-3 - F-4

Statements of Operations                                                F-5

Statements of Changes in Accumulated Deficit                            F-6

Statements of Cash Flows                                                F-7

Notes to Financial Statements                                        F-8 - F-12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
Atlas Chemical Co.
Miami, Florida


We have audited the accompanying balance sheet of Atlas Chemical Co. as of June 30, 1997 and the related statements of operations, changes in accumulated deficit, and cash flows for each of the two years in the period ended June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atlas Chemical Co. as of June 30, 1997, and the results of its operations and its cash flows for each of the two years in the period ended June 30, 1997 in conformity with generally accepted accounting principles.


                        CHERRY, BEKAERT & HOLLAND, L.L.P.



Clearwater, Florida
September 25, 1997

                               Atlas Chemical Co.

                                  Balance Sheet
                                  June 30, 1997

                                     Assets



Current assets
   Accounts receivable, net of allowance for
     doubtful accounts of $7,711                        $         302,060
   Inventories                                                    212,112
   Prepaid expenses                                                 7,403
   Cash value of officers' life insurance                          20,645
                                                         ----------------

       Total current assets                                       542,220
                                                         ----------------

Property and equipment
   Equipment                                                       72,157
   Furniture and fixtures                                          39,552
   Vehicles                                                       105,599
   Leasehold improvements                                         121,802
                                                         ----------------
                                                                  339,110
        Less accumulated depreciation                             258,130
                                                         ----------------
                                                                   80,980
                                                         ----------------

Other assets
   Deposits                                                           547
   Deferred income tax benefit, net                                35,249
                                                         ----------------
                                                                   35,796
                                                         ----------------



                                                         $        658,996
                                                         ================

See notes to financial statements.

                               Atlas Chemical Co.

                                  June 30, 1997

                      Liabilities and Stockholders' Equity




Current liabilities
   Overdraft                                             $           1,435
   Note payable - life insurance                                    11,357
   Current maturities of long term debt
    Notes payable                                                   10,357
    Capital lease                                                    7,498
   Accounts payable                                                233,805
   Accrued payroll and payroll taxes                                 6,823
   Other accrued expenses                                           55,870
                                                         -----------------

      Total current liabilities                                    327,145
                                                         -----------------

Long term debt, net of current maturites
   Notes payable                                                     5,393
   Capital lease obligation                                          9,701
                                                         -----------------
                                                                    15,094

Stockholders' equity
   Common stock, no par value 5,000 shares
   authorized, 4,121 shares issued, and outstanding                452,471
   Accumulated deficit                                            (135,714)
                                                         -----------------

      Total stockholders' equity                                   316,757
                                                         -----------------





                                                         $         658,996
                                                         =================



See notes to financial statements.

                                                Atlas Chemical Co.

                                             Statements of Operations
                                               Years ended June 30,



                                                                                1997                    1996
                                                                           --------------          ----------------

Revenue
         Sales                                                           $     2,399,103         $       2,699,375
Less cost of goods sold                                                        1,727,994                 1,936,444
                                                                           --------------          ----------------

               Gross profit                                                      671,109                   762,931

Operating expenses
         Selling expenses                                                        296,929                   320,553
         Laboratory expenses                                                      21,253                    21,604
         Warehouse expenses                                                      208,316                   216,685
         General and administrative expenses                                     250,611                   232,145
                                                                           --------------          ----------------

               Total operating expenses                                          777,109                   790,987
                                                                           --------------          ----------------

               Loss from operations                                             (106,000)                  (28,056)

Other income (expense)
         Other income                                                             19,056                     1,266
         Interest expense                                                         (4,031)                   (8,281)
         Other expenses                                                           (4,602)                   (5,397)
                                                                           --------------          ----------------

               Total other income (expense)                                       10,423                   (12,412)
                                                                           --------------          ----------------

               Loss before income tax benefit                                    (95,577)                  (40,468)

Income tax benefit                                                                27,570                     7,679
                                                                           --------------          ----------------

               Net loss                                                  $       (68,007)        $         (32,789)
                                                                           ==============          ================




See notes to financial statements.

                                               Atlas Chemical Co.

                                  Statements of Changes in Accumulated Deficit
                                              Years ended June 30,



                                                                               1997                     1996
                                                                          ---------------          ---------------

Accumulated deficit - beginning of year                                 $        (67,707)        $        (34,918)

Net loss                                                                         (68,007)                 (32,789)
                                                                          ---------------          ---------------

Accumulated deficit - end of year                                       $       (135,714)        $        (67,707)
                                                                          ===============          ===============




See notes to financial statements

                                               Atlas Chemical Co.

                                            Statements of Cash Flows
                                              Years ended June 30,


                                                                                   1997                  1996
                                                                              ---------------      ---------------

Cash flows from operating activities
       Reconciliation of net loss to net cash
        used in operating activities
         Net loss                                                           $        (68,007)    $        (32,789)
         Adjustments to reconcile net loss to net to
          cash used in operating activities:
          Depreciation                                                                34,045               32,524
          Deferred income tax benefit                                                (30,916)              (7,679)
          Loss on sale of assets                                                           -                  525
          (Increase) decrease in accounts receivable                                  51,442              (46,581)
          (Increase) decrease in inventory                                            66,649              (41,597)
          Decrease in prepaid expenses                                                 4,768                8,005
          (Increase) decrease in other assets                                         (3,087)               2,732
          Increase in overdraft                                                        1,435                    -
          Increase (decrease) in accounts payable                                    (51,983)              70,502
          Increase (decrease) in accrued expenses                                     (4,975)               3,426
                                                                              ---------------      ---------------
            Net cash used in operating activities                                       (629)             (10,932)
                                                                              ---------------      ---------------

Cash flows from investing activities
       Proceeds from sale of assets                                                        -                1,701
       Capital expenditures                                                           (5,767)             (27,449)
                                                                              ---------------      ---------------
            Net cash used in investing activities                                     (5,767)             (25,748)
                                                                              ---------------      ---------------

Cash flows from financing activities
       Proceeds from sale of stock                                                         -              100,000
       Proceeds from borrowings                                                            -               18,194
       Principal payments on notes payable                                           (13,760)             (52,491)
       Principal payments on capital lease obligation                                 (6,815)              (5,204)
                                                                              ---------------      ---------------
            Net cash provided by (used in) financing activities                      (20,575)              60,499
                                                                              ---------------      ---------------

            Net increase (decrease) in cash                                          (26,971)              23,819

Cash beginning of year                                                                26,971                3,152
                                                                              ---------------      ---------------

Cash end of year                                                            $              -     $         26,971
                                                                              ===============      ===============



See notes to financial statements.

                               Atlas Chemical Co.

                          Notes to Financial Statements
                                  June 30, 1997


Note 1 - Summary of significant accounting policies


Business activity

Atlas Chemical Co. (the Company) was incorporated in 1959 to manufacture and market paints and coatings. A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Inventories

Inventories are stated at the lower of cost or market on an average cost basis.


Property and equipment

Property and equipment are recorded at cost. Depreciation of property and equipment is provided using straight-line and accelerated methods over the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.


Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.


Income taxes

Income taxes are accounted for according to Statement of Financial Accounting Standards No. 109, (SFAS 109). The statement requires the use of an asset and liability approach for the recognition of income taxes. Deferred tax assets and liabilities are recorded for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, SFAS 109 generally considers all expected future events.

                               Atlas Chemical Co.

                                  June 30, 1997


Note 1 - Summary of significant accounting policies - continued

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.


Note 2 - Inventory

Inventories consist of the following at June 30, 1997:

        Raw materials                                             $ 117,583
        Finished goods                                               94,529
                                                                  ---------
                                                                   $212,112
                                                                  =========

Note 3 - Income tax matters

The net deferred income tax asset consists of the following components as of June 30, 1997:

        Net operating loss                                        $ 51,249
        Valuation adjustment                                       (16,000)
                                                                  ---------
                                                                  $ 35,249
                                                                  =========

The component giving rise to the net deferred income tax asset described above has been included in the accompanying balance sheet as of June 30, 1997 as follows:

         Current asset                                            $       -
         Noncurrent asset                                            35,249
                                                                  ---------
                 Deferred income tax benefit, net                  $ 35,249
                                                                  =========

                               Atlas Chemical Co.

                                  June 30, 1997


Note 3 - Income tax matters - continued

The net operating loss generated through year end June 30, 1997 is $177,824. The carryback of three years has previously been used to offset federal and state taxable income for those years. The carryforward is available for a period of 15 years. Realization of the noncurrent deferred tax asset is dependent upon sufficient future taxable income during the period that carryforwards are expected to be available to reduce taxable income.

There was no provision for income tax (reduction) for the NOL's generated in 1995 and 1994 and carried forward to June 30, 1996. This amounted to $77,868 and was reduced by a valuation amount equal to the NOL. This valuation was recorded because the Company has no assurance that the NOL will be used to reduce income in future years.

Note 4 - Note Payable

Note payable consisted of borrowings against the cash surrender value of officers life insurance. Due to the sale of the company, this policy was cancelled in July, and the proceeds were used to repay the note.


Note 5 - Long term debt

Long term debt consists of the following:

         Note due in 60 monthly installments of $300,
         plus interest at 9.5%, beginning September 1994,
         collateralized by a vehicle                                $  8,400

         Note due in 36 monthly installments of  $597,
         including interest at 9.5%, beginning July 1995,
         collateralized by a vehicle                                   7,350
                                                                    --------
                                                                      15,750

         Less current maturities                                      10,357
                                                                    --------

                                                                    $  5,393
                                                                    ========

                               Atlas Chemical Co.

                                  June 30, 1997


Note 5 - Long term debt - continued

Maturities of long-term debt are as follows:

                                            1998                    $ 10,357
                                            1999                       4,193
                                            2000                       1,200
                                                                    --------
                                                                     $15,750
                                                                    ========

Note 6 - Capital lease obligation

The Company acquired a truck under the provisions of a long-term lease. For financial reporting purposes, minimum lease payments relating to the truck have been capitalized. The lease expires in August 1999. The leased property under capital lease as of June 30, 1997, has a cost of $29,219, accumulated amortization of $15,194 and a net book value of $14,025. Amortization of the leased property is included in depreciation expense.

The future minimum lease payments under the capital lease and the net present value of the future minimum lease payments at June 30, 1997 are as follows:

         Total minimum lease payments                                $19,112
         Less amount representing interest                             1,913
                                                                     -------
         Present value of net minimum lease payments                  17,199
         Less current maturities                                       7,498
                                                                     -------
                                                                     $ 9,701
                                                                     =======


Note 7 - Related party transactions

The Company leases its premises from a trust consisting of stockholders of the company. There is no formal written lease. Annual rental expense for each of the years ending June 30, 1997 and 1996 was $ 42,684.

                               Atlas Chemical Co.

                                  June 30, 1997


Note 8 - Concentration of credit risk

The Company operates from one location in Southern Florida and manufactures and sells paint and related products. The Company extends credit to its customers substantially without collateral. The business operations are influenced by the general economic conditions of the surrounding area.


Note 9 - Subsequent events

On July 29, 1997 all the outstanding shares of the Company were sold to Atlas Acquisition Corporation, a wholly owned subsidiary of Thermacell Technologies, Inc. Subsequent to the sale, it was anticipated the fiscal year end of the company would be changed to September 30, 1997.

                                            THERMACELL TECHNOLOGIES, INC.
                                           PRO FORMA INCOME STATEMENT DATA
                                        FOR THE SIX MONTHS ENDED MAY 31, 1997
                                                   (in thousands)

--------------------------------------- ----------------------- ---------------------- --------------------- -------------------
                                              ThermaCell         Atlas Chemical for
                                         Technologies per 10Q     six months ending    Proforma Adjustments
                                              of 5/31/97(a)             5/31/97                                    Proforma
--------------------------------------- ----------------------- ---------------------- --------------------- -------------------
Net Sales                                               $  415                $ 1,158                                  $  1,573
Cost of Sales                                              210                    811                                     1,021
--------------------------------------- ----------------------- ---------------------- --------------------- -------------------
Gross Profit                                               205                    347                                       552
--------------------------------------- ----------------------- ---------------------- --------------------- -------------------
Operating Expenses:
Selling and Administrative Expenses                        617                    405                                     1,022
--------------------------------------- ----------------------- ---------------------- --------------------- -------------------
(Loss) Income from Operations                            (412)                   (58)                                     (470)
--------------------------------------- ----------------------- ---------------------- --------------------- -------------------
Interest Expense, net (Loss)                             (139)                                                            (139)
Other (Loss)                                              (35)                                                             (35)
--------------------------------------- ----------------------- ---------------------- --------------------- -------------------
Provision (Benefit) for Income Taxes                       110                                                              110
--------------------------------------- ----------------------- ---------------------- --------------------- -------------------
(Loss) Income                                            (476)                   (58)                                     (534)
--------------------------------------- ----------------------- ---------------------- --------------------- -------------------

                                            THERMACELL TECHNOLOGIES, INC.
                                            PRO FORMA BALANCE SHEET DATA
                                                 AS OF MAY 31, 1997
                                                   (in thousands)

                                   ThermaCell Technologies       Atlas Chemical
                                  Six Months Ending 5/31/97     Six Months ending
                                                                     5/31/97          Adjustments                 Proforma

--------------------------------- -------------------------- ------------------------ ---------------- ---- ----------------------
Current Assets:
Cash                                                $ 2,256                      $ 4         $  (1,067)  b                $ 1,193
Accounts Receivable, net of
allowance for doubtful accounts                         137                      297                                          434
Inventories                                             129                      227                                          356
Other current assets                                    785                       19                                          804
                                  -------------------------- ------------------------ ---------------- ---- ----------------------
Total current assets                                  3,307                      547            (1,067)                     2,787
Property, equipment and other
assets                                                  271                       69                                          340
Goodwill and other assets                               608                       17              720    c                  1,345
                                  -------------------------- ------------------------ ---------------- ---- ----------------------

Total Assets                                          4,186                      633             (347)                      4,472
                                  ========================== ======================== ================ ==== ======================

Current Liabilities:
Accounts Payable                                         57                      259                                          316
Other current liabilities                               540                       70                                          610
                                  -------------------------- ------------------------ ---------------- ---- ----------------------
Total current liabilities                               597                      329                                          926
Long-term debt,
(net of current portion)                                                          15                                           15
Stockholders'
equity:                                               5,613                      378              378                       5,613
    Capital
Retained earnings                                   (2,024)                      (88)             (30)   d                 (2,082)
                                  -------------------------- ------------------------ ---------------- ---- ----------------------
Total liabilities and                               $ 4,186                    $ 633              347                     $ 4,472
stockholders' equity
                                  ========================== ======================== ================ ==== ======================

                         THERMACELL TECHNOLOGIES, INC.
           NOTES TO PRO FORMA INCOME STATEMENT AND BALANCE SHEET DATA
                 FOR THE SIX MONTHS ENDED AND AS OF MAY 31, 1997
                                   (Unaudited)


(a) The historical financial statements of ThermaCell Technologies for the six months ended May 31, 1997. The Atlas Chemical column reflects the operations of Atlas for the six months ended May 31, 1997 which is the time prior to their acquisition by ThermaCell.

(b)  Reflect the acquisition for cash in the amount of $1,067,000.

(c)  Reflects the goodwill recorded for the Atlas acquisition.

(d) Reflects the elimination of loss on Atlas' books at time of closing of the transaction which occurred after the May 31, 1997 pro forma statement date.